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                                                                   Exhibit 10.1

                                 AMENDMENT AGREEMENT


    THIS AMENDMENT AGREEMENT (together with the attached Schedules, the "Amendment") is dated as of 23rd day of April, 1997 by and between Genzyme Transgenics Corporation, a Massachusetts corporation with a business address at Five Mountain Framingham, Massachusetts 01701-9322 ("GTC") and Pharming B.V., a Netherlands corporation with a business address at Niels Bohrweg 11-13, 2333 CA Leiden, The Netherlands ("Pharming").

1. Background. GTC and Pharming (previously named Gene Pharming Europe B.V.) are parties to a September 21, 1994 agreement, a copy of which is attached to this Amendment as Schedule A (the "Agreement"). GTC and Pharming (which is referred to in the Agreement as "GPE") desire to amend the Agreement, on the terms and conditions set forth herein.

2. Section 2.4. Section 2.4 of the Agreement, including Subsections 2.4.1 and 2.4.2, are deleted in their entirety, and in place thereof the following new Sections are added:

    2.4. GTC Limited Rights to Work in Cattle.

         2.4.1 No license rights are granted under any circumstances to GTC or its Affiliates in the Field with respect to the manufacture, use and sale of transgenic cattle to product human lactoferrin, human lysozyme and/or human collagen.

         2.4.2 GTC shall have the right under the GPE Patent Rights to develop, manufacture, use, keep and/or import (but not sell) transgenic cattle (including their progeny), and to develop manufacture, use, import and/or sell the proteins produced in transgenic cattle, and the license to the GPE Patent Rights granted to GTC under Section 2.2 shall be extended to include cattle and proteins produced in cattle, provided that GTC complies with the following provisions:

                   a. If GTC wishes to perform all work related to the development of transgenic cattle for a particular protein itself or through an Affiliate, GTC shall pay to Pharming a royalty equal to the royalty rate consistent with the formula set forth in the last paragraph of Section 2.4.2(b), below, plus two percent (2%), consistent with the revenue, payment, reporting and audit terms set forth in the Biogen License (defined in Section 4.1 as modified by Section 4.2) mutatis mutandis.

                   b. GTC may contract any aspect of the development of transgenic cattle, or the particular protein produced in such
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                   transgenic cattle, to a third party which as not an
                   Affiliate, provided that GTC shall not enter a definitive agreement with a third party to perform such development work unless it first offers to contract such work to Pharming in accordance with the procedures set forth in this
                   Section 2.4.2(b).

                   Any offer (the "Offer") must be in writing and shall include the following commercial terms (the "Basic Terms") upon which GTC proposes to contract the development work which is the subject of the Offer:

                   i. a detailed description of the development work to be performed, including a work plan and timeline;

                   ii.  the amount of initial payment, if any;

                   iii. the amount of subsequent payments, if any, and any
                        benchmarks therefor;

                   iv. the royalty rates and fees applicable to sales of such transgenic cattle and/or such transgenic protein, and any minimum royalties and fees; and

                   v.   the term of the proposed contract.

              Within thirty (30) days after its receipt of the Offer, Pharming shall either accept or reject the Offer. During such thirty day period, Pharming may propose to GTC terms for the offered cattle/protein which are different from those set forth in the Offer. However, if, during such thirty day period, Pharming does not accept, by written notice to GTC, the Offer (upon its original terms or as it may be modified solely by written agreement of Pharming and GTC), and does not represent and warrant to GTC that Pharming has the technical capabilities to perform the work specified in the applicable workplan on the timeline also specified therein, Pharming shall be deemed to have rejected the Offer.

              If Pharming duly accepts the Offer, GTC shall be obligated to contract to Pharming such development work (including any herd development and herd expansion work related to such development work) upon the Basic Terms set forth in the Offer, and Pharming shall be obligated to accept such contract upon such Basic Terms.

              If and to the extent that Pharming rejects or is deemed to reject an Offer, GTC shall be free to contract to a third party such development work, subject to the conditions set forth below.

              If GTC contracts to a third party such development work, the Basic Terms of such contract, taken as a whole, shall not be materially different than those set forth in the applicable

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              Offer.  If GTC desires to contract to a third party such
              development work, but is unable to do so except on Basic Terms which, taken as a whole, are materially different than those set forth in the Offer, GTC shall not offer to contract such development work to such third party unless it first offers to contract such development work to Pharming on such materially different terms in accordance with the provisions of this Section, except that Pharming shall have twenty (20) days, rather than thirty days, to accept or reject such Offer. In addition, if GTC does not enter into a contract for such development work with at least one third party within the twelve (12) month period following the rejection of the applicable Offer by Pharming, GTC shall not offer to contract such development work to any third party unless it first offers such contract to Pharming in accordance with the provisions of this Section; Pharming shall have thirty (30) days to accept or reject such offer.

              If GTC contracts to a third party such development work, GTC shall pay to Pharming a royalty equal to X percent (as defined below) of GTC's revenue on account of sales of such transgenic cattle, and/or the protein produced in such transgenic cattle, consistent with the revenue, payment, reporting and audit terms as set forth in the Biogen License (defined in Section 4.1 as modified by Section 4.2) mutatis mutandis; where "X" is three percent (3%) if both the Biogen Patents and the GPE Patent Rights cover the sales of such transgenic cattle, and/or the proteins produced in such transgenic cattle, as applicable, but if only the GPE Patent Rights cover the sales of such transgenic cattle, and/or the proteins produced in such transgenic cattle, as applicable, then X shall be the royalty rate scheme as set forth in the Biogen License (i.e., 1-3%) plus 3% so that the resultant royalty shall be 4-6% operating in similar manner as the royalty scheme set forth in Appendix C of the Biogen License. The Parties agree, however, that in no event will the royalty due Pharming on the sales of such transgenic cattle, and/or the proteins produced in such transgenic cattle, as applicable, ever exceed six percent (6%) in total under this Agreement and the Biogen License.

      2.4.3. Notwithstanding anything contained in this Agreement to the contrary, the limitations and restrictions on the license and other terms set forth in this Section 2.4 shall apply only with respect to the GPE Patent Rights licensed to GTC under this Agreement, as amended.

              If GTC desires to sell transgenic cattle covered by or made under a claim of the GPE Patent Rights licensed to GTC under this Agreement, it must first secure Pharming's prior written approval.

              Notwithstanding anything contained in this Agreement to the

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              contrary, GTC may contract non-development work (for example, without limitation, fill, finish, labeling and distribution) but not development work (for example, without limitation, herd development and herd expansion work) to a third party without offering to contract such work to Pharming under Section 2.4.2(b).

3. Section 2.5. Section 2.5 of the Agreement, including Subsections 2.5.1 and 2.5.2, are deleted in their entirety, and in place thereof the following new Sections are added:

    2.5  Pharming Limited Rights to Work in Goats.

         2.5.1 No license rights are granted under any circumstances to GPE or its Affiliates in the Field with respect to the manufacture, use and sale of transgenic goats to produce human antithrombin-III and/or cystic fibrosis transmembrane conductance regulator.

         2.5.2 Pharming shall have the right under the GTC Patent Rights to develop, manufacture, use, keep and/or import (but not sell) transgenic goats (including their progeny), and to develop, manufacture, use, import and/or sell the proteins produced in transgenic goats, and the license to the GTC Patent Rights granted to Pharming under Section 2.1 shall be extended to include goats and proteins produced in goats, provided that Pharming complies with the following provisions:

                a. If Pharming wishes to perform all work related to the development of transgenic goats for a particular protein itself or through an Affiliate, Pharming shall pay to GTC a royalty equal to the royalty rate consistent with the formula set forth in the last paragraph of Section 2.5.2(b), below, plus two percent (2%), consistent with the revenue, payment, reporting and audit terms as set forth in the Biogen License (defined in Section 4.1 as modified by Section 4.2) mutatis mutandis.

                b. Pharming may contract any aspect of the development of transgenic goats, or the particular protein produced in such transgenic goats, to a third party which is not an Affiliate, provided that Pharming shall not enter a definitive agreement with a third party to perform such development work unless it first offers to contract such work to GTC in accordance with the procedures set forth in this Section 2.5.2(b).

                   Any offer (the "Offer") must be in writing and shall include the following commercial terms (the "Basic Terms") upon which Pharming proposes to contract the development work which is the subject of the Offer:

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                   i.   a detailed description of the development work to
                        be performed, including a work plan and timeline;

                   ii.  the amount of the initial payment, if any;

                   iii. the amount of subsequent payments, if any, and any
                        benchmarks therefor;

                   iv. the royalty rates and fees applicable to sales of such transgenic cattle and/or such transgenic protein, and any minimum royalties and fees; and

                   v.   the term of the proposed contract.

                   Within thirty (30) days after its receipt of the Offer, GTC shall either accept or reject the Offer. During such thirty day period, GTC may propose to Pharming terms for the offered goats/protein which are different from those set forth in the Offer. However, if, during such thirty day period, GTC does not accept, by written notice to Pharming, the Offer (upon its original terms or as it may be modified solely by written agreement of GTC and Pharming), and does not represent and warrant to Pharming that GTC has the technical capabilities to perform the work specified in the applicable workplan on the timeline also specified therein, GTC shall be deemed to have rejected the Offer.

                   If GTC duly accepts the Offer, Pharming shall be obligated to contract to GTC such development work (including any herd development and herd expansion work related to such development work) upon the Basic Terms set forth in the Offer, and GTC shall be obligated to accept such contract upon such Basic Terms.

                   If and to the extent that GTC rejects or is deemed to reject an Offer, Pharming shall be free to contract to a third party such development work, subject to the conditions set forth below.

                   If Pharming contracts to a third party such development work, the Basic Terms of such contract, taken as a whole, shall not be materially different than those set forth in the applicable Offer. If Pharming desires to contract to a third party such development work, but is unable to do so except on Basic Terms which, taken as a whole, are materially different than those set forth in the Offer, Pharming shall not offer to contract such development work to such third party unless it first offers to contract such development work to GTC on such materially different terms in accordance with the

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                   provisions of this Section, except that GTC shall have
                   twenty (20) days, rather than thirty days, to accept or reject such Offer. In addition, if Pharming does not enter into a contract for such development work with at least one third party within the twelve (12) month period following the rejection of the applicable Offer by GTC, Pharming shall not offer to contract such development work to any third party unless it first offers such contract to GTC in accordance with the provisions of this Section; GTC shall have thirty (30) days to accept or reject such offer.

                   If Pharming contracts to a third party such development work, Pharming shall pay to GTC a royalty equal to three percent (3%) of Pharming's revenue on account of sales of such transgenic goats, and/or the protein produced in such transgenic goats, consistent with the revenue, payment, reporting and audit terms as set forth in the Biogen License (defined in Section 4.1 as modified by Section 4.2) mutatis mutandis.

         2.5.3. Notwithstanding anything contained in this Agreement to the contrary, the limitations and restrictions on the license and other terms set forth in this Section 2.5 shall apply only with respect to Pharming's use of the GTC Patent Rights licensed to Pharming under this Agreement, as amended.

                   If Pharming desires to sell transgenic goats covered by or made under a claim of the GTC Patent Rights licensed to Pharming under this Agreement, it must first secure GTC's prior written approval.

                   Notwithstanding anything contained in this Agreement to the contrary, Pharming may contract non-development work (for example, without limitation, fill, finish, labeling and distribution) but not development work (for example, without limitation, herd development and herd expansion work) to a third party without offering to contract such work to GTC under Section 2.5.2(b).

4. Section 5.1. At the end of Section 5.1 of the Agreement, the following new sentence is added: "For purposes of clarification, the Parties acknowledge that no license rights, either express or implied, are granted or deemed to be granted under this Agreement other than those specified in Section 2 of the Agreement, as amended."

5. No Other Changes. Other than as set forth in this Amendment, all other terms and conditions of the Agreement remain in effect and binding on the parties.

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    IN WITNESS WHEREOF, duly-authorized representatives of the parties have signed this Agreement as of the date first written above.

GENZYME TRANSGENICS CORPORATION


By  /s/ James A. Geraghty
  -----------------------------
Print Name   James A. Geraghty
           --------------------
Title    President
      -------------------------
         duly authorized


PHARMING B.V.
By  /s/ George J. M. Hersbach
  --------------------------------
Print Name   George J. M. Hersbach
           -----------------------
Title    President & CEO
         ---------------------------
         duly authorized




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